Inventories	12 Months Ended
Dec. 31, 2018
Disclosure Of Inventories [Abstract]
Inventories

Notes to the 2018 financial statements
continued

16 Inventories

	2018	2017
	US$m	US$m
Raw materials and purchased components	734	648
Consumable stores	862	875
Work in progress	1,026	1,082
Finished goods and goods for resale	977	1,027
Total inventories	3,599	3,632
Comprising:
Expected to be used within one year	3,447	3,472
Expected to be used after more than one year	152	160
Total inventories	3,599	3,632

During 2018, the Group recognised inventory write-downs, net of reversals, amounting to US$48 million. During 2017, the Group recognised a net inventory write-back of US$7 million. This comprised a US$81 million write-back of amounts previously written down due to an increase in realisable values, partly offset by inventory write-offs of US$74 million.

At 31 December 2018, US$566 million (2017: US$611 million) of inventories were pledged as security for liabilities.